Exhibit 10.11

FIRST AMENDMENT TO
PROMISSORY NOTE

THIS FIRST AMENDMENT to Promissory Note dated January 23, 2015 issued by Penny Auction Solutions, Inc. to Indeglia & Carney, a professional corporation (now known as IC Capital Fund) in the principal amount of $54,123.64 (the “First Amendment”) is made and entered into as of August 13, 2015, by and among Penny Auction Solutions, Inc., a Nevada corporation (the “Company”), and IC Capital Fund (f/k/a Indeglia & Carney, P.C.) (“Holder”). The Company and Holder are sometimes collectively referred to herein as the “Parties” or individually as a “Party”.

RECITALS

WHEREAS, on January 23, 2015, the Company issued Holder a 10% Note in the amount of $54,123.64 (as amended, the “Note”). The Note is incorporated into this First Amendment by this reference and all defined terms in the Agreement shall have the same meaning in this First Amendment.

WHEREAS, the Maturity Date under the Note was July 23, 2015.

WHEREAS, the Parties desire to extend the Maturity Date under the Note until January 23, 2016.

WHEREAS, the Parties now wish to modify and amend the Note in accordance with this First Amendment.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1.          Incorporation of Recitals. The Recitals set forth above are herein incorporated into this First Amendment.

2.          Extension of Maturity Date. The Parties hereby agree that the Maturity Date set forth in the Note is hereby extended until January 23, 2016. Accordingly, the Note is hereby amended by deleting the reference to “July 23, 2015” immediately before the defined term “Maturity Date” in the paragraph beginning “FOR VALUE RECEIVED” on the first page of the Note and inserting “January 23, 2016” in lieu thereof.

3.          Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto, intending, to be legally bound, have each executed this First Amendment on the dates set forth above.

COMPANY:	PENNY AUCTION SOLUTIONS, INC.

By:
Name: Michael Holt
Title: Chief Executive Officer

HOLDER:	IC CAPTIAL FUND f/k/a Indeglia & Carney, P.C.

By:
Name: Greg Carney
Title: Secretary

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